Exhibit 99.2

Second Quarter 2020 Financial Results and Business Update August 6, 2020 THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of the Theravance Biopharma group of companies. All third party trademarks used herein are the property of their respective owners. © 2020 Theravance Biopharma. All rights reserved.

Forward - looking statements 2 Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company’s strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its 2020 operating loss, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, current and potential future disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company . Other risks affecting Theravance Biopharma are in the company's Form 10 - Q filed with the SEC on May 8 , 2020 , and other periodic reports filed with the SEC .

Q2 Financial results and business update agenda

Introduction	**Gail B. Cohen** Vice President, Corporate Communications & Investor Relations
Overview	**Rick E Winningham** Chief Executive Officer
Commercial and Development Update	**Frank Pasqualone** Senior Vice President, Chief Commercial Operations Officer **Brett Haumann, M.D.** Senior Vice President, Chief Medical Officer
Financial Update	**Andrew Hindman** Senior Vice President, Chief Financial Officer
Closing Remarks	**Rick E Winningham** Chief Executive Officer

Theravance Biopharma
Medicines That Make a Difference
3

YUPELRI ® (revefenacin) inhalation solution First and only once - daily, nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL
Theravance Biopharma
Mylan
30

- First and only once-daily, nebulized maintenance medicine for COPD
- Once-daily LAMAs are first-line therapy for moderate-to-severe COPD[1]
- 9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]
- Nebulized therapy associated with reduced hospital readmissions in low PIFR patients[3]

Theravance Biopharma ⇄ Mylan

TBPH and **MYL** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)[1]

TBPH  MYL
35%
65%

Companies copromote under US profit/loss share

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018; 2. TBPH market research (N = 160 physicians); refers to US COPD patients 3. Loh CH, et al. Ann Am Thorac Soc. 2017 Aug;14:1305-11.
LAMA, long acting muscarinic receptor antagonist; PIFR, peak inspiratory flow rate.

Theravance Biopharma Medicines That Make a Difference®
5

YUPELRI® launch metrics

Strong customer acceptance and market uptake

FORMULARY[1]

- **181 wins** (equates to 329 accounts)
- **~86 reviews scheduled** (>456 potential accounts)
- **100% medical support requests fulfilled** <30 days

PATIENT

- **Field force productivity goals exceeded**
- **~44,000 patients[2] prescribed** *(through Q2 2020)*

ACCESS

- **100% Medicare Part B[3]**
- **72%** of **commercial payer lives covered** (comprises **~8%** of the YUPELRI® business)

Majority of YUPELRI® volume flows through durable medical equipment channel (approximately 3-month lag in data capture); remaining volume flows through hospitals, retail and long-term care pharmacies. Wholesale acquisition cost (WAC): $1,066 per month (or ~$35 per day). 1. As of June 30, 2020. 2. TBPH estimate derived from integrating multiple data sources. 3. For patients with supplemental insurance; approximately 20% of patients may be responsible for co-pay and/or supplemental insurance. Source: www.CMS.gov.

Theravance Biopharma
Medicines That Make a Difference
6

Key programs supported by proven development and commercial expertise

	Program	Indication	Stage	Collaborator
	YUPELRI® (revefenacin) LAMA	COPD	Marketed	Mylan
	Ampreloxetine (TD-9855) NRI	Symptomatic nOH	Phase 3	Wholly-owned
Organ-selective	**TD-1473** GI JAKi	UC	Phase 2b/3	Janssen
Organ-selective	**TD-1473** GI JAKi	CD	Phase 2	Janssen
Organ-selective	**TD-5202** Irreversible JAK3i	Inflammatory intestinal diseases	Phase 1	Janssen
Organ-selective	**TD-8236** Inhaled JAKi	Inflammatory lung diseases	Phase 2	Wholly-owned
Organ-selective	**TD-0903** Inhaled JAKi	Inflammatory lung diseases	Phase 2	Wholly-owned

Stages: Research, Phase 1, Phase 2, Phase 3, Filed, Marketed

Out licensed programs:
- SKIN-SELECTIVE JAKI PFIZER: Topical skin-selective pan-JAKi – Research
- TD-8954 (TAK-954) TAKEDA: Post-operative Gastrointestinal Dysfunction (POGD), IV – Phase 2

Theravance Biopharma
Medicines That Make a Difference®
7

Economic interest GSK’s TRELEGY (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

Economic interest in GSK's TRELEGY

Upward-tiering royalties of ~5.5–8.5% of worldwide net sales[1]



Strongest US ELLIPTA launch to date
TRELEGY
TRx Volume (Thousands)
300
250
200
150
100
50
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33
Month Post Launch
ANORO
ARNUITY
BREO
INCRUSE

Launched in US in November 2017

Source: GSK, IQVIA NPA weekly TRx data. This information is an estimate derived from the use of information under license from the following IQVIA information service: NPA for the time period Sept 2013 through Jun 2020. IQVIA expressly reserves all rights, including rights of copying, distribution, & republication.

TRELEGY

- Q2 net sales of £194m (or $241M)
- Grew market share with sales up 58%
- US asthma approval continues to be expected 2H 20

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of royalties pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non-recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY based on publicly available information. TRELEGY is FF/UMEC/VI or fluticasone furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI).

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Second quarter 2020 financial highlights Well capitalized with $438.3m 1 as of June 30, 2020 1 Cash, cash equivalents and marketable securities. 2 Amounts include share - based compensation. 10 ($, in thousands) Revenue: Collaboration revenue $ 5,488 $ 7,493 $ 12,120 $ 12,831 Licensing revenue - 18,500 1,500 18,500 Mylan collaboration agreement 9,520 157 21,250 157 Total revenue 15,008 26,150 34,870 31,488 Costs and expenses: Research and development (2) 62,404 46,399 128,417 100,217 Selling, general and administrative (2) 24,780 22,227 51,105 47,413 Total costs and expenses 87,184 68,626 179,522 147,630 Loss from operations (72,176) (42,476) (144,652) (116,142) Share-based compensation expense: Research and development 8,098 5,720 15,963 11,880 Selling, general and administrative 8,487 5,578 15,898 11,639 Total share-based compensation expense 16,585 11,298 31,861 23,519 Operating loss excluding share-based compensation $ (55,591) $ (31,178) $ (112,791) $ (92,623) (Unaudited)(Unaudited) Three Months Ended June 30, 2020 2019 Six Months Ended June 30, 2020 2019

Multiple potential milestones and value-driving catalysts expected in 2020, 2021 and beyond

2020

TD-5202
- Phase 1 topline data

TD-0903
- Phase 1 study in healthy volunteers in the UK
- Phase 2 study in hospitalized patients with COVID-19 in the UK
  - Part 2: multi-center study conducted at hospital-based clinical sites in the UK, and potentially other clinical sites in the European Union and United State

TD-8236
- Phase 1 Part C data in moderate to severe asthmatics
- Phase 2 allergen challenge data

GSK's TRELEGY[1]
- FDA decision for asthma and separately for mortality benefit vs. ANORO in COPD

2021

Ampreloxetine
- Phase 3 4-week efficacy data

TD-1473
- Phase 2b/3 ulcerative colitis data
- Phase 2 Crohn's data

Commercial progression of YUPELRI® and GSK's TRELEGY

Theravance Biopharma
Medicines That Make a Difference™

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of royalties received pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY based on publicly available information.

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In conclusion 12 Theravance Biopharma’s commitment to our mission, to transform the treatment of serious diseases through the discovery, development, and commercialization of organ - selective medicines designed to maximize patient benefit while minimizing patient risk… has never been stronger.

About YUPELRI ® (revefenacin) inhalation solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. 13

YUPELRI ® (revefenacin) inhalation solution YUPELRI® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 14